Exhibit 10.32

CONTRIBUTION AND CONVEYANCE AGREEMENT

BY AND AMONG

CHENIERE ENERGY PARTNERS, L.P.

CHENIERE LNG HOLDINGS, LLC

CHENIERE ENERGY PARTNERS GP, LLC

CHENIERE ENERGY INVESTMENTS, LLC

SABINE PASS LNG-GP, INC.

AND

SABINE PASS LNG-LP, LLC

EFFECTIVE AS OF

February     , 2007

CONTRIBUTION AND CONVEYANCE AGREEMENT

This CONTRIBUTION AND CONVEYANCE AGREEMENT, dated as of February     , 2007, is entered into by and among CHENIERE ENERGY PARTNERS, L.P., a Delaware limited partnership (“MLP”), CHENIERE LNG HOLDINGS, LLC, a Delaware limited liability company (“Cheniere Holdings”), CHENIERE ENERGY PARTNERS GP, LLC, a Delaware limited liability company (“MLP GP”), CHENIERE ENERGY INVESTMENTS, LLC, a Delaware limited liability company (“Subsidiary LLC”), SABINE PASS LNG-GP, INC., a Delaware corporation (“LNG-GP”), and SABINE PASS LNG-LP, LLC, a Delaware limited liability company (“LNG-LP”). The parties to this agreement are collectively referred to herein as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.

RECITALS

WHEREAS, MLP GP and Cheniere Holdings have formed the MLP, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by MLP GP and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:

1. Cheniere Holdings formed MLP GP, to which Cheniere Holdings contributed $1,000 in exchange for all of the member interests in MLP GP.

2. MLP GP and Cheniere Holdings formed the MLP; to which MLP GP contributed $20.00 in exchange for a 2% general partner interest in the MLP and Cheniere Holdings contributed $980.00 in exchange for a 98% limited partner interest (the “Holdings Initial LP Interest”).

3. The MLP formed Subsidiary LLC, to which it contributed $1,000 in cash in exchange for 100% of the member interests in Subsidiary LLC.

WHEREAS, concurrently with the consummation of the transactions contemplated hereby (the “Closing”), each of the following matters shall occur:

1. Cheniere Holdings will convey to Subsidiary LLC, as a capital contribution, 100% of the outstanding common stock of LNG-GP and 100% of the member interests in LNG-LP (the “Contributed Equity”) in return for     % of the member interests in Subsidiary LLC (the “Holdings Interests”).

2. Cheniere Holdings will contribute as a capital contribution to MLP GP a portion of the Holdings Interests having a value equal to 2% of the equity value of the MLP immediately after the Closing (the “GP Interest”).

3. The MLP will enter into the Services Agreement with Cheniere Terminals.

4. O&M Services will assign the O&M Agreement to MLP GP, with the consent of Sabine Pass LNG, pursuant to the Assignment and Assumption Agreement.

5. O&M Services and MLP GP will enter into the Services and Secondment Agreement.

6. MLP GP will convey to the MLP, as a capital contribution, the GP Interest in exchange for (a) a continuation of its 2% general partner interest in the MLP and (b) the issuance to MLP GP of the IDRs of the MLP.

7. Cheniere Holdings will convey, as a capital contribution, the remainder of the Holdings Interests to the MLP in exchange for (a) [                    ] Subordinated Units in the MLP (representing an [        ]% interest), (b) [                    ] Common Units in the MLP (representing a [        ]% interest), (c) the right to receive distributions, if any, from the Distribution Reserve Account as determined pursuant to Section 5.11 of the Partnership Agreement and (d) to the extent that the Net Funding Amount is not sufficient to purchase Distribution Treasury Securities in an amount sufficient to fund the Distribution Reserve Amount, the obligation to make an additional capital contribution to the MLP of cash in an amount needed to purchase the necessary Distribution Treasury Securities.

8. The public, through the Underwriters, will (i) contribute $[                    ] in cash, less the Underwriters’ discount of $[                    ] and the structuring fee of $[                    ], in exchange for [                    ] Common Units in the MLP and (ii) purchase [                    ] Common Units ([                    ] Common Units if the Underwriters exercise their option to purchase additional Common Units in full from Cheniere Holdings (representing a [        ]% interest) for $[                    ], less the Underwriters discount of $[                            ] and the structuring fee of $[                            ] or $[                            ] and $[                            ], respectively, if the Underwriters exercise in full their option to purchase additional Common Units).

9. Cheniere Holdings will pay transaction expenses associated with the transactions contemplated by this Agreement in the amount of approximately $[            ] (exclusive of the Underwriters’ discount and the structuring fee).

10. The MLP will deposit $[        ] in the Distribution Reserve Account (the “Net Funding Amount”).

11. The MLP will use the Net Funding Amount to purchase Distribution Treasury Securities.

12. The MLP will redeem from Cheniere Holdings and retire the Holdings Initial LP Interest in exchange for a payment in cash to Cheniere Holdings of $980.00.

13. The Partnership Agreement and the Amended and Restated Limited Liability Company Agreement of MLP GP, which as amended and restated reflect the applicable matters set forth above and as contained in this Agreement, will be executed.

NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 The following capitalized terms shall have the meanings given below.

(a) “Agreement” means this Contribution and Conveyance Agreement.

(b) “Assets” has the meaning assigned to such term in Section 3.1 of this Agreement.

(c) “Assignment and Assumption Agreement” means that certain Assignment and Assumption Agreement dated as of the Effective Date among O&M Services, MLP GP and Sabine Pass LNG.

(d) “Cheniere Terminals” means Cheniere LNG Terminals, Inc., a Delaware corporation.

(e) “Common Unit” has the meaning assigned to such term in the Partnership Agreement.

(f) “Distribution Reserve Account” has the meaning assigned to such term in the Partnership Agreement.

(g) “Distribution Reserve Amount” has the meaning assigned to such term in the Partnership Agreement.

(h) Distribution Treasury Securities” has the meaning assigned to such term in the Partnership Agreement.

(i) “Effective Date” shall mean the date on which the Registration Statement is declared effective by the Securities and Exchange Commission.

(j) “Effective Time” shall mean 8:00 a.m. New York, New York time on the date of the consummation of the Offering.

(k) “IDRs” means “Incentive Distribution Rights” as such term is defined in the Partnership Agreement.

(l) “O&M Agreement” has the meaning assigned to such term in the Partnership Agreement.

(m) “O&M Services” has the meaning assigned to such term in the Partnership Agreement.

(n) “Offering” means the initial public offering by the MLP and Cheniere Holdings of Common Units.

(o) “Partnership Agreement” means that certain First Amended and Restated Agreement of Limited Partnership of Cheniere Energy Partners, L.P. dated as of the Effective Date.

(p) “Partnership Group” means the MLP, MLP GP and Subsidiary LLC.

(q) “Registration Statement” means the registration statement on Form S-1 (Registration No. 333-139572) filed by the MLP relating to the Offering.

(r) “Sabine Pass LNG” has the meaning assigned to such term in the Partnership Agreement.

(s) “Services Agreement” means that certain Services Agreement dated as of the Effective Date between the MLP and Cheniere Terminals.

(t) “Services and Secondment Agreement” means that certain Services and Secondment Agreement dated as of the Effective Date between O&M Services and MLP GP.

(u) “Subordinated Unit” has the meaning assigned to such term in the Partnership Agreement.

(v) “Underwriters” has the meaning assigned to such term in the Underwriting Agreement.

(w) “Underwriting Agreement” has the meaning assigned to such term in the Partnership Agreement.

ARTICLE 2

CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

Section 2.1 Contribution by Cheniere Holdings to Subsidiary LLC. Cheniere Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Subsidiary LLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Contributed Equity, as a capital contribution, in exchange for (a)         % of the member interests in Subsidiary LLC and (b) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and Subsidiary LLC hereby accepts the Contributed Equity as a contribution to the capital of Subsidiary LLC and agrees as the sole member of LNG-LP to be bound by the terms of the Limited Liability Company Agreement of LNG-LP.

Section 2.2 Contribution by Cheniere Holdings of the GP Interest to MLP GP. Cheniere Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP GP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the GP Interest, as a capital contribution, for good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP GP hereby accepts the GP Interest as a contribution to the capital of MLP GP.

Section 2.3 Contribution by MLP GP of the GP Interest to the MLP. MLP GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the GP Interest, as a capital contribution, in exchange for (a) a continuation of its 2% general partner interest in the MLP, (b) the issuance by the MLP to MLP GP of the IDRs, and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and the MLP hereby accepts the GP Interest as a contribution to the capital of the MLP.

Section 2.4 Contribution by Cheniere Holdings of Holding Interests to the MLP. Cheniere Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the remainder of the Holdings Interests in exchange for (a) the issuance by the MLP to Cheniere Holdings of [                    ] Subordinated Units in the MLP, representing an [        ]% interest in the MLP, (b) the issuance by the MLP to Cheniere Holdings of [            ] Common Units in the MLP, representing a [        ]% interest in the MLP, (c) the right to receive distributions, if any, from the Distribution Reserve Account as determined pursuant to Section 5.11 of the Partnership Agreement and (d) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and the MLP hereby accepts such Holdings Interests as a contribution to the capital of the MLP and agrees to be bound by the terms of the Limited Liability Company Agreement of Subsidiary LLC as its sole member.

Section 2.5 Cash Contribution by the Public. The Parties acknowledge that the public has made a capital contribution through the underwriters to the MLP of approximately $[                    ] in cash ($[                    ] net to the MLP after the underwriting discount of $[                    ] and the structuring fee of $[                    ]) in exchange for the issuance by the MLP to the public of [                    ] Common Units, representing a [        ]% interest in the MLP.

Section 2.6 Transaction Costs and Distribution Reserve Account. The Parties acknowledge (a) the payment by Cheniere Holdings, in connection with the Closing, of transaction expenses in the amount of approximately $[            ] (exclusive of the Underwriters’ discount) and (b) the deposit of the Net Funding Amount into the Distribution Reserve Account.

Section 2.7 Purchase of Distribution Treasury Securities. The MLP shall use the Net Funding Amount to purchase the Distribution Treasury Securities. In the event the Net Funding Amount is not sufficient to purchase Distribution Treasury Securities in an amount equal to the Distribution Reserve Amount, Cheniere Holdings shall contribute the difference to the MLP as an additional Capital Contribution.

Section 2.8 Redemption of Cheniere Holdings Initial MLP Interest. The MLP hereby agrees to redeem from Cheniere Holdings and agrees to retire the Cheniere Holdings Initial MLP Interest in exchange for a payment in cash to Cheniere Holdings of $980.00.

ARTICLE 3

TITLE MATTERS

Section 3.1 Encumbrances.

(a) Except to the extent provided in any other document executed in connection with this Agreement or the Offering, the contribution and conveyance (by operation of law or otherwise) of the various physical assets owned as reflected in this Agreement (collectively, the “Assets”) are made expressly subject to all recorded and unrecorded liens (other than consensual liens), encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdictions over the Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including all matters that a current survey or visual inspection of the Assets would reflect.

(b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 3.1(a) immediately above shall also be applicable to the conveyances under such documents.

Section 3.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

(a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING, WITHOUT LIMITATION, ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, EACH OF THE PARTIES ACKNOWLEDGES THAT, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND

CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING.

(b) The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective Parties receiving such contributions, and all persons claiming by, through and under such parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the Parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

(c) Each of the Parties agrees that the disclaimers contained in this Section 3.2 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “grant,” “convey,” “bargain,” “sell,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

(d) Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

ARTICLE 4

FURTHER ASSURANCES

Section 4.1 Further Assurances. From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

Section 4.2 Other Assurances. From time to time after the Effective Time, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that the parties have used their good faith efforts to attempt to identify all of the assets being contributed to the MLP or its subsidiaries as required in connection with the Offering. However, due to the age of some of those assets and the difficulties in locating appropriate data with respect to some of the assets it is possible that assets intended to be contributed to the MLP or its subsidiaries were not identified and therefore are not included in the assets contributed to the MLP or its subsidiaries. It is the express intent of the Parties that the MLP or its subsidiaries own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement. To the extent that any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the appropriate member(s) of the Partnership Group. To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate member(s) of the Partnership Group. Likewise, to the extent that assets are identified at a later date that were not intended by the Parties to be conveyed as reflected in the Registration Statement, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate Party.

ARTICLE 5

EFFECTIVE TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article 2 of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article 2 of this Agreement shall be effective and operative in accordance with Article 6, without further action by any party hereto.

ARTICLE 6

MISCELLANEOUS

Section 6.1 Order of Completion of Transactions. The transactions provided for in Article 2 of this Agreement shall be completed immediately following the Effective Time in the order set forth therein.

Section 6.2 Costs. Except for the transaction costs set forth in Section 2.6, Subsidiary LLC shall pay all expenses, fees and costs, including, but not limited to, all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, Subsidiary LLC shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the implementation of any conveyance or delivery pursuant to Section 4.1 or Section 4.2.

Section 6.3 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 6.4 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 6.5 No Third-Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third-party beneficiary of any of the provisions of this Agreement.

Section 6.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

Section 6.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state.

Section 6.8 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 6.9 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all of the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.

Section 6.10 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

Section 6.11 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

CHENIERE ENERGY PARTNERS, L.P.

By:	Cheniere Energy Partners GP, LLC,
its general partner

By:
Name:
Title:

CHENIERE LNG HOLDINGS, LLC

By:
Name:
Title:

CHENIERE ENERGY PARTNERS GP, LLC

By:
Name:
Title:

CHENIERE ENERGY INVESTMENTS, LLC

By:
Name:
Title:

SABINE PASS LNG-GP, INC.

By:
Name:
Title:

SIGNATURE PAGE TO

CONTRIBUTION AND CONVEYANCE AGREEMENT

SABINE PASS LNG-LP, LLC

By:
Name:
Title:

SIGNATURE PAGE TO

CONTRIBUTION AND CONVEYANCE AGREEMENT